Other Assets	12 Months Ended
Dec. 31, 2020
Other Assets.
Other Assets

11. Other Assets

Other assets consists of the following ($ in millions):

	December 31,
	2020	2019
Prepaid expenses	$7.5	$0.9
Ceding commissions receivable	5.4	—
Investment income due and accrued	0.9	0.4
Security deposits	0.7	0.5
VAT receivable	—	0.2
Funds on deposit with claims administrator	—	0.2
Prepaid income taxes	—	0.1
Other	—	0.2
Total other assets	$14.5	$2.5